UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2006

COLD SPRING CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32659	75-3192592
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

51 Locust Avenue, Suite 302
New Canaan, Connecticut 06840
(Address of principal executive offices, with zip code)

(203) 972-0888
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On November 7, 2006 at 11:00 a.m., Cold Spring Capital Inc. (“Cold Spring”) held a conference call and webcast for investors and the public to discuss the transaction contemplated by the Securities Purchase Agreement by and among Cold Spring, Sedona Development Partners, LLC (“Sedona”), Seven Canyons Investors, L.L.C., David V. Cavan and Cavan Management Services, L.L.C. pursuant to which Cold Spring will purchase all the outstanding equity interests of Sedona (the “Acquisition”). This communicatoin may be deemed to be solicitation material in respect of the proposed transaction. A final transcript of the conference call and webcast is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

Stockholders of Cold Spring are advised to read, when it becomes available, Cold Spring’s proxy statement in connection with Cold Spring’s solicitation of proxies for the special stockholder meeting at which the stockholders will be asked to approve, among other things, the Acquisition, because it will contain important information. The definitive proxy statement will be mailed to Cold Spring stockholders as of a record date to be established for voting on the Acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Cold Spring Capital, 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840. The proxy statement, once available, will also be available, without charge, at the Securities and Exchange Commission Internet site, www.sec.gov.

Participants in Solicitation

Cold Spring and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting in connection with Cold Spring’s solicitation of proxies for the special stockholder meeting at which the stockholders will be asked to approve, among other things, the Acquisition. Information about Cold Spring’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission, and such information will be available in the proxy statement.

Safe Harbor

The transcript attached as Exhibit 99.1 to this report contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in the transcript attached as Exhibit 99.1 to this report and others made from time to time by Cold Spring through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Cold Spring’s current views with respect to the future events or financial performance discussed in the transcript attached as Exhibit 99.1 to this report, based on management's beliefs and assumptions and information currently available. When used, the words “believe,” “anticipate,” “estimate,” “project,” “should,” “expect,” “plan,” “assume” and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the risk that the Acquisition may not be consummated because of the failure of a party to satisfy closing conditions or the failure of the stockholders of Cold Spring to approve the Acquisition or for other reasons, Cold Spring’s being a development stage company with no operating history, the risk that Cold Spring will not be able to reduce financing costs or achieve projected revenue and other fiscal results in 2007, risks associated with the real estate market and/or real estate development projects and real estate ownership, the risks associated with significant indebtedness, and other risks described in the Securities and Exchange Commission filings of Cold Spring, including Cold Spring’s Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." The forward-looking statements speak only as of the date of the transcript attached as Exhibit 99.1 to this report, and Cold Spring expressly disclaims any obligation to update any forward-looking statements.

Non-GAAP Financial Measures

The the transcript attached as Exhibit 99.1 to this report contains disclosure of EBITDA as a non-GAAP financial performance measurement. EBITDA is calculated by adding back to net income (loss) interest, taxes, depreciation and amortization. EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP.

Item 8.01 Other Events.

The information set forth under Item 7.01 above is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

99.1	Transcript of Cold Spring Capital Inc.’s conference call and webcast related to the acquisition of Sedona Development Partners, LLC, held on November 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLD SPRING CAPITAL INC.

Date: November 7, 2006	By:	/s/ Joseph Weingarten
Joseph Weingarten
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.  Description

99.1	Transcript of Cold Spring Capital Inc.’s conference call and webcast related to the acquisition of Sedona Development Partners, LLC, held on November 7, 2006.